                                                                                      Exhibit 99-B.13.1

                                       POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment
Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ING Life Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY: John S. (Scott) Kreighbaum, J. Neil McMurdie, Michael A.
Pignatella, Julie E. Rockmore and James Shuchart

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370	033-75980	033-76004	333-27337	333-129091	333-133157
033-61897	033-75988	033-76018	333-56297	333-130822	333-133158
033-64277	033-75992	033-79122	333-72079	333-130825	333-134760
033-75248	033-75996	033-81216	333-105479	333-130826	333-141040
033-75962	033-75998	333-01107	333-109622	333-130827
033-75974	033-76002	333-09515	333-109860	333-130833

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02512	811-02513	811-04536	811-05906	811-08582

I hereby ratify and confirm on this 12th day of March, 2007, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

                                                                   Signature
                                                          /s/ Brian D. Comer
                                                     Brian D. Comer, President

                                       POWER OF ATTORNEY
Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment
Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ING Life Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY: John S. (Scott) Kreighbaum, J. Neil McMurdie, Michael A
Pignatella, Julie E. Rockmore and James Shuchart

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370	033-75980	033-76004	333-27337	333-129091	333-133157
033-61897	033-75988	033-76018	333-56297	333-130822	333-133158
033-64277	033-75992	033-79122	333-72079	333-130825	333-134760
033-75248	033-75996	033-81216	333-105479	333-130826	333-141040
033-75962	033-75998	333-01107	333-109622	333-130827
033-75974	033-76002	333-09515	333-109860	333-130833

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02512	811-02513	811-04536	811-05906	811-08582

I hereby ratify and confirm on this 16th day of March, 2007, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

                                                                          Signature

                                                      /s/ Robert W. Crispin
                                                           Robert W. Crispin, Director

                                       POWER OF ATTORNEY
Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment
Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ING Life Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY: John S. (Scott) Kreighbaum, J. Neil McMurdie, Michael A.
Pignatella, Julie E. Rockmore and James Shuchart

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370	033-75980	033-76004	333-27337	333-129091	333-133157
033-61897	033-75988	033-76018	333-56297	333-130822	333-133158
033-64277	033-75992	033-79122	333-72079	333-130825	333-134760
033-75248	033-75996	033-81216	333-105479	333-130826	333-141040
033-75962	033-75998	333-01107	333-109622	333-130827
033-75974	033-76002	333-09515	333-109860	333-130833

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02512	811-02513	811-04536	811-05906	811-08582

I hereby ratify and confirm on this 12th day of March, 2007, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

                                                        Signature

                                                /s/ Thomas J. McInerney
                                        Thomas J. McInerney, Director and Chairman

                                       POWER OF ATTORNEY
Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment
Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ING Life Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY: John S. (Scott) Kreighbaum, J. Neil McMurdie, Michael A.
Pignatella, Julie E. Rockmore and James Shuchart

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370	033-75980	033-76004	333-27337	333-129091	333-133157
033-61897	033-75988	033-76018	333-56297	333-130822	333-133158
033-64277	033-75992	033-79122	333-72079	333-130825	333-134760
033-75248	033-75996	033-81216	333-105479	333-130826	333-141040
033-75962	033-75998	333-01107	333-109622	333-130827
033-75974	033-76002	333-09515	333-109860	333-130833

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02512	811-02513	811-04536	811-05906	811-08582

I hereby ratify and confirm on this 9 day of March, 2007, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

                                                      Signature

                                                    /s/ Kathleen A. Murphy
                                            Kathleen A. Murphy, Director

                                       POWER OF ATTORNEY
Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment
Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ING Life Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY: John S. (Scott) Kreighbaum, J. Neil McMurdie, Michael A.
Pignatella, Julie E. Rockmore and James Shuchart

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370	033-75980	033-76004	333-27337	333-129091	333-133157
033-61897	033-75988	033-76018	333-56297	333-130822	333-133158
033-64277	033-75992	033-79122	333-72079	333-130825	333-134760
033-75248	033-75996	033-81216	333-105479	333-130826	333-141040
033-75962	033-75998	333-01107	333-109622	333-130827
033-75974	033-76002	333-09515	333-109860	333-130833

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02512	811-02513	811-04536	811-05906	811-08582

I hereby ratify and confirm on this 13 day of March, 2007, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

                                                     Signature

                                               /s/ Steven T. Pierson

                                       Steven T. Pierson, Senior Vice President and Chief Accounting Officer

                                       POWER OF ATTORNEY
Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment
Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ING Life Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY: John S. (Scott) Kreighbaum, J. Neil McMurdie, Michael A.
Pignatella, Julie E. Rockmore and James Shuchart

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370	033-75980	033-76004	333-27337	333-129091	333-133157
033-61897	033-75988	033-76018	333-56297	333-130822	333-133158
033-64277	033-75992	033-79122	333-72079	333-130825	333-134760
033-75248	033-75996	033-81216	333-105479	333-130826	333-141040
033-75962	033-75998	333-01107	333-109622	333-130827
033-75974	033-76002	333-09515	333-109860	333-130833

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02512	811-02513	811-04536	811-05906	811-08582

I hereby ratify and confirm on this 9th day of March, 2007, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

                                                                        Signature

                                                                                     /s/ Catherine H. Smith
                                       Catherine H. Smith, Director and Senior Vice President

                                       POWER OF ATTORNEY
Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment
Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ING Life Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY: John S. (Scott) Kreighbaum, J. Neil McMurdie, Michael A.
Pignatella, Julie E. Rockmore and James Shuchart

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370	033-75980	033-76004	333-27337	333-129091	333-133157
033-61897	033-75988	033-76018	333-56297	333-130822	333-133158
033-64277	033-75992	033-79122	333-72079	333-130825	333-134760
033-75248	033-75996	033-81216	333-105479	333-130826	333-141040
033-75962	033-75998	333-01107	333-109622	333-130827
033-75974	033-76002	333-09515	333-109860	333-130833

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02512	811-02513	811-04536	811-05906	811-08582

I hereby ratify and confirm on this 9 day of March, 2007, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

                                                                 Signature

                                                          /s/ David A. Wheat
                      David A. Wheat, Director, Executive Vice President and Chief Financial Officer